SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



 Date of Report (Date of earliest event reported): June 28, 1995


                  THE DOW CHEMICAL COMPANY
   (Exact name of registrant as specified in its charter)



     Delaware                     1-3433               38-1285128
(State or other jurisdiction    (Commission File     (IRS Employer
       of incorporation)            Number)          Identification No.)



              2030 Dow Center, Midland, Michigan           48674
          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (517) 636-1000




Not applicable
(Former name or former address, if changed since last report.)



                                                 Page 1


Item 2.  Acquisition or Disposition of Assets

Dow issued a press release on June 28, 1995, the text of which is as follows:

     June 28, 1995

     DOW SELLS ITS SHARES OF MARION MERRELL DOW TO HOECHST

     The Dow Chemical Company has completed the sale of its approximately 197 million shares of Marion Merrell Dow to Hoechst for about $5.1 billion. The transaction will result in a gain for Dow in the range of 35 to 50 cents per share to be reported in second quarter of 1995 earnings. Dow's second quarter sales and operating income will not include Marion Merrell Dow's results.

     "Our decision to divest of Marion Merrell Dow allows us to concentrate on the businesses we know best," said Frank Popoff, Dow chairman and chief executive officer. "The company is reviewing alternative uses for the cash generated from this sale and will select the options that best enhance shareholder value."

     Dow expects to complete the sale of its pharmaceutical activities in Latin America to Roussel Uclaf within days. The purchase price will be about $145 million and result in a gain for Dow in a range of 15 to 20 cents per share.

On June 30, 1995 and July 3, 1995, certain wholly owned subsidiaries of Dow completed the sale of the Latin American Pharmaceutical business to Roussel Uclaf for approximately $145 million.
                                                 Page 2

ITEM 7:  Financial Statements and Exhibits

(b)  Pro Forma Financial Information.


The following unaudited pro forma consolidated statements of income for the twelve months ended December 31, 1994, and the three months ended
March 31, 1995, reflect the operations of the Company as reported and as restated, reflecting the exclusion of the pharmaceutical business as though the sale of the pharmaceutical business had occurred at the beginning of 1994. The unaudited pro forma consolidated statement of income for the twelve months ended December 31, 1994, reflects an estimated after tax gain on the sale of the pharmaceutical business of $191 million or 70 cents per share. The cash proceeds realized by the Company on the sale of the pharmaceutical business, before taxes due on the gain, amounted to approximately $5.2 billion. Future income resulting from the investment of these proceeds has not been recognized in the unaudited pro forma consolidated statements of income.

The following unaudited pro forma consolidated balance sheet as of March 31, 1995, reflects the financial position of the Company as reported and as restated reflecting the exclusion of the pharmaceutical business as though the sale of the pharmaceutical business had occurred at March 31, 1995. The unaudited pro forma consolidated balance sheet as of March 31, 1995, reflects the elimination of the net assets of the pharmaceutical business including goodwill recorded in the Company's books, the pharmaceutical intercompany accounts as trade accounts, the inclusion of the proceeds from the sale in cash and cash equivalents, and the after tax gain on the sale in retained earnings.

These unaudited pro forma financial statements have been prepared based on assumptions and estimates deemed appropriate. The gain on the sale of the pharmaceutical business may change upon final determination. These unaudited pro forma financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 1994, and the Company's Form 10-Q for the three months ended March 31, 1995.

These unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would have actually been reported had the transactions occurred in the periods reported or in a future period to be reported.


                                                 Page 3

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
The Dow Chemical Company and Subsidiaries
For the Twelve Months Ended December 31, 1994
(Unaudited)                                              (A)           (B)            (C)            (A)-(B)+(C)

                                                          As     Pharmaceutical     Pro Forma              As
In millions, except for share amounts                  Reported      Business      Adjustments          Restated
- -----------------------------------------------------------------------------------------------------------------
Net Sales                                               $20,015         $3,273             $0            $16,742
- -----------------------------------------------------------------------------------------------------------------
Operating Costs and Expenses
Cost of sales                                            13,219          1,088              0             12,131
Insurance and finance company operations,
     pretax income                                          (40)             0              0                (40)
Research and development expenses                         1,261            478              0                783
Promotion and advertising expenses                          658            247              0                411
Selling and administrative expenses                       2,403            809              0              1,594
Amortization of intangibles                                 169            126              0                 43
                                                 ----------------------------------------------------------------
Total operating costs and expenses                       17,670          2,748              0             14,922
- -----------------------------------------------------------------------------------------------------------------
Operating Income                                          2,345            525              0              1,820
- -----------------------------------------------------------------------------------------------------------------
Other Income (Expense)
Equity in earnings of 20%-50% owned companies                63             34              0                 29
Interest expense                                           (537)          (175)             0               (362)
Interest income and foreign exchange                        138             40              0                 98
Net loss on investments                                     (60)           (18)             0                (42)
Sundry                                                      103             20              0                 83
                                                 ----------------------------------------------------------------
Total other income (expense)                               (293)           (99)             0               (194)
- -----------------------------------------------------------------------------------------------------------------
Income before provision for taxes
     on income and minority interests                     2,052            426              0              1,626
Provision for taxes on income                               779            125              0                654
Minority interests' share in income                         335            135              0                200
Net income                                                  938            166              0                772
Preferred stock dividends                                     7              0              0                  7
- -----------------------------------------------------------------------------------------------------------------
Income from continuing operations                           931            166              0                765
- -----------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from pharmaceutical business,
     net of taxes on income                                   0              0            166                166
Gain on sale of pharmaceutical business
     net of taxes on income                                   0              0            191  (E)           191
- -----------------------------------------------------------------------------------------------------------------
Net income available for common stockholders               $931           $166           $357              1,122
- -----------------------------------------------------------------------------------------------------------------
Average common shares outstanding                         276.1            0.0            0.0              276.1
Earnings per common share from
     continuing operations                                $3.37          $0.60          $0.00              $2.77
Earnings per common share                                 $3.37          $0.60          $1.30              $4.07
Common stock dividends declared per share                 $2.60          $0.00          $0.00              $2.60
- -----------------------------------------------------------------------------------------------------------------

See Notes to the Pro Forma Consolidated Financial Statements.

                                                 Page 4

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
The Dow Chemical Company and Subsidiaries
For the Three Months Ended March 31, 1995
(Unaudited)                                              (A)           (B)            (C)            (A)-(B)+(C)

                                                          As     Pharmaceutical     Pro Forma              As
In millions, except for share amounts                  Reported      Business      Adjustments          Restated
- -----------------------------------------------------------------------------------------------------------------
Net Sales                                                $5,962           $757             $0             $5,205
- -----------------------------------------------------------------------------------------------------------------
Operating Costs and Expenses
Cost of sales                                             3,574            248              0              3,326
Insurance and finance company operations,
     pretax income                                          (13)             0              0                (13)
Research and development expenses                           324            111              0                213
Promotion and advertising expenses                          161             44              0                117
Selling and administrative expenses                         670            194              0                476
Amortization of intangibles                                  92             81              0                 11
                                                 ----------------------------------------------------------------
Total operating costs and expenses                        4,808            678              0              4,130
- -----------------------------------------------------------------------------------------------------------------
Operating Income                                          1,154             79              0              1,075
- -----------------------------------------------------------------------------------------------------------------
Other Income (Expense)
Equity in earnings of 20%-50% owned companies                30              5              0                 25
Interest expense                                           (137)           (36)             0               (101)
Interest income and foreign exchange                         42              4              0                 38
Net loss on investments                                       0              0              0                  0
Sundry                                                       37             26              0                 11
                                                 ----------------------------------------------------------------
Total other income (expense)                                (28)            (1)             0                (27)
- -----------------------------------------------------------------------------------------------------------------
Income before provision for taxes
     on income and minority interests                     1,126             78              0              1,048
Provision for taxes on income                               450             37              0                413
Minority interests' share in income                          92             24              0                 68
Net income                                                  584             17              0                567
Preferred stock dividends                                     2              0              0                  2
- -----------------------------------------------------------------------------------------------------------------
Income from continuing operations                          $582            $17              0               $565
- -----------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from pharmaceutical business,
     net of taxes on income                                   0              0             17                 17
- -----------------------------------------------------------------------------------------------------------------
Net income available for common stockholders               $582            $17            $17               $582
- -----------------------------------------------------------------------------------------------------------------
Average common shares outstanding                         276.9            0.0            0.0              276.9
Earnings per common share from
     continuing operations                                $2.10          $0.06          $0.00              $2.04
Earnings per common share                                 $2.10          $0.06          $0.06              $2.10
Common stock dividends declared per share                 $0.65          $0.00          $0.00              $0.65
- -----------------------------------------------------------------------------------------------------------------

See Notes to the Pro Forma Consolidated Financial Statements.

                                                 Page 5

PRO FORMA CONSOLIDATED BALANCE SHEET
The Dow Chemical Company and Subsidiaries
As of March 31, 1995
(Unaudited)                                              (A)           (B)            (C)            (A)-(B)+(C)

                                                          As     Pharmaceutical     Pro Forma              As
In millions                                            Reported      Business      Adjustments          Restated
- -----------------------------------------------------------------------------------------------------------------
Assets
- -----------------------------------------------------------------------------------------------------------------
Current Assets
Cash and cash equivalents                                  $632           $120         $5,201  (A)        $5,713
Marketable securities & interest-bearing deposits           549            441              0                108
Accounts and notes receivable:
     Trade (less allowance for
            doubtful receivables)                         3,747            820            653  (B)         3,580
     Other                                                1,456            119             49  (B)         1,386
Inventories:
     Finished and work in process                         2,257            300              0              1,957
     Materials and supplies                                 620             53              0                567
Deferred income taxes receivable - current                  482            124              0                358
                                                 ----------------------------------------------------------------
Total current assets                                      9,743          1,977          5,903             13,669
- -----------------------------------------------------------------------------------------------------------------
Investments
Capital stock at cost plus equity in accumulated
     earnings of 20%-50% owned companies                    940             15              0                925
Other investments                                         1,632            249              0              1,383
Noncurrent receivables                                      344             21              0                323
                                                 ----------------------------------------------------------------
Total investments                                         2,916            285              0              2,631
- -----------------------------------------------------------------------------------------------------------------
Plant properties                                         24,133          1,407              0             22,726
Less accumulated depreciation                            15,311            651              0             14,660
                                                 ----------------------------------------------------------------
Net plant properties                                      8,822            756              0              8,066
- -----------------------------------------------------------------------------------------------------------------
Other assets
Goodwill (net of accumulated amortization)                4,380          3,696              0                684
Deferred income taxes receivable - noncurrent             1,172            169              0              1,003
Deferred charges and other assets                           986            256             14  (D)           744
                                                 ----------------------------------------------------------------
Total other assets                                        6,538          4,121             14              2,431
- -----------------------------------------------------------------------------------------------------------------
Total assets                                            $28,019         $7,139         $5,917            $26,797
- -----------------------------------------------------------------------------------------------------------------

See Notes to the Pro Forma Consolidated Financial Statements.

                                                 Page 6
PRO FORMA CONSOLIDATED BALANCE SHEET
The Dow Chemical Company and Subsidiaries
As of March 31, 1995
(Unaudited)                                              (A)           (B)            (C)            (A)-(B)+(C)

                                                          As     Pharmaceutical     Pro Forma              As
In millions                                            Reported      Business      Adjustments          Restated
- -----------------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity
- -----------------------------------------------------------------------------------------------------------------
Current Liabilities
Notes payable                                              $845           $411           $376  (B)          $810
Long-term debt due within one year                          665             13              0                652
Accounts payable:
     Trade                                                1,696            297            300  (B)         1,699
     Other                                                  897             35              0                862
Income taxes payable                                        986            116            362  (C)         1,232
Deferred income taxes payable - current                      94              0              0                 94
Dividends payable                                           206             69             49  (B)           186
Accrued and other current liabilities                     1,963            484             85  (D)         1,564
                                                 ----------------------------------------------------------------
Total current liabilities                                 7,352          1,425          1,172              7,099
- -----------------------------------------------------------------------------------------------------------------
Long-term debt                                            5,429            102              0              5,327
- -----------------------------------------------------------------------------------------------------------------
Deferred Taxes and Other Liabilities
Deferred income taxes payable - noncurrent                  776             92              0                684
Pension and other postretirement benefits                 2,028            103              0              1,925
Other noncurrent obligations                              1,301             67              0              1,234
                                                 ----------------------------------------------------------------
Total deferred taxes and other liabilities                4,105            262              0              3,843
- -----------------------------------------------------------------------------------------------------------------
Minority interest in subsidiary companies                 2,586            798              0              1,788
- -----------------------------------------------------------------------------------------------------------------
Temporary Equity
Preferred stock at redemption value                         133              0              0                133
Less guaranteed ESOP obligation                             111              0              0                111
                                                 ----------------------------------------------------------------
Total temporary equity                                       22              0              0                 22
- -----------------------------------------------------------------------------------------------------------------
Stockholders' Equity
Common stock                                                818              0              0                818
Additional paid-in capital                                  316              0              0                316
Retained earnings                                         9,259          4,558          4,749  (E)         9,450
Unrealized gains on investments                              14              7              0                  7
Cumulative translation adjustments                         (342)           (13)            (4) (D)          (333)
Treasury stock, at cost                                  (1,540)             0              0             (1,540)
                                                 ----------------------------------------------------------------
Net stockholders' equity                                  8,525          4,552          4,745              8,718
- -----------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity              $28,019         $7,139         $5,917            $26,797
- -----------------------------------------------------------------------------------------------------------------

See Notes to the Pro Forma Consolidated Financial Statements.

                                                 Page 7

Notes to the Pro Forma Consolidated Financial Statements


(A) Reflects the proceeds received from the disposition of the pharmaceutical business.

(B) Reflects intercompany assets and liabilities eliminated in consolidation which would be assets or obligations of the Company due from or payable to the pharmaceutical business.

(C) Reflects the estimated taxes on income due on the sale of the pharmaceutical business.

(D) Reflects assets, liabilities and stockholders' equity of the Company recognized as a result of the sale of the pharmaceutical business.

(E) Includes the adjustment necessary to reflect the gain on the sale of the pharmaceutical business, net of taxes on income.


                                                 Page 8
(c)  Exhibits.

2.1 Agreement and Plan of Merger dated May 3, 1995, by and among Marion Merrell Dow Inc., The Dow Chemical Company, Hoechst Corporation and H Pharma Acquisition Corp. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.2 Stock Purchase Agreement, dated May 3, 1995, by and among Hoechst Corporation, H Pharma Acquisition Corp., The Dow Chemical Company, RH Acquisition Corp. and Dow Holdings Inc. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.3  Indemnity Agreement, dated as of May 3, 1995, between
     Hoechst Corporation and The Dow Chemical Company (filed as the correspondingly numbered exhibit to the Company's
     Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.4 Tax Allocation Agreement, dated as of May 3, 1995, among The Dow Chemical Company, Hoechst Corporation and Marion Merrell Dow Inc. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.5 Computerized Process Control Software Agreement (Leases and Services), dated as of May 3, 1995, between Rofan Services, Inc. and Marion Merrell Pharmaceuticals, Inc. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.6 Computerized Process Control Software Agreement (Leases and Services), dated as of May 3, 1995, between Rofan Automation and Information Systems B.V. and Gruppo Lepetit S.p.A. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.7 Computerized Process Control Software Agreement (Leases and Services), dated as of May 3, 1995, between Rofan Automation and Information Systems B.V. and Biochimica Del Salento S.p.A. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.8 Insurance Separation Agreement, dated as of May 3, 1995, among The Dow Chemical Company, Hoechst Corporation, Marion Merrell Dow Inc., Dorinco Insurance Company, Dorintal Reinsurance Ltd. and Timber Insurance Ltd. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.9  Manufacturing Agreement Amendment, dated as of May 3,
     1995, between The Dow Chemical Company and Marion
     Merrell Pharmaceuticals, Inc. (filed as the correspondingly numbered exhibit to the Company's
     Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.10 Second Amendment to Master Services Agreements, dated as of May 3, 1995, between Marion Merrell Dow
     Inc., The Dow Chemical Company and Marion Merrell
     Pharmaceuticals, Inc. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form
     8-K dated May 3, 1995 and incorporated herein by reference).

                                                 Page 9

2.11 Third Amendment to Master Services Agreements, dated as of May 3, 1995, between Marion Merrell Dow
     Inc., The Dow Chemical Company and Marion Merrell
     Pharmaceuticals, Inc. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form
     8-K dated May 3, 1995 and incorporated herein by reference).

2.12 Letter Agreement, dated as of May 3, 1995, between
     The Dow Chemical Company and Marion Merrell Dow Inc.
     (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.13 Letter Agreement, dated as of May 3, 1995, among
     The Dow Chemical Company, Marion Merrell
     Pharmaceuticals, Inc. and Marion Merrell Dow Inc. (filed as the correspondingly numbered exhibit to the Company's
     Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).

2.14 Purchase Agreement, dated as of May 3, 1995, between Latin American Pharmaceutical Inc., Dow Quimica Argentina S.A., Dow Quimica Mexicana S.A., Dow Productos Quimicos LTDA, Mineracao e Quimica de Nordeste, Dow Quimica S.A., Merrell Lepetit Farmaceutica Industrial LTDA, Laboratorios Lepetit de Mexico S.A. de C.V. and Roussel Uclaf S.A. (filed as the correspondingly numbered exhibit to the Company's Current Report on Form 8-K dated May 3, 1995 and incorporated herein by reference).


                                                 Page 10
                         SIGNATURES



    Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE DOW CHEMICAL COMPANY
                                     Registrant




                              /s/
                              _______________________________
                              ROGER L. KESSELER
                              Vice President, Controller


                              Date:  July 13, 1995




                                                 Page 11